UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 25, 2009 (June 15, 2009)

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Company’s management, as well as estimates and assumptions made by the Company’s management regarding the Company’s financial conditions, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 8 - Other Events

Item 8.01 Other Events.

LEGAL PROCEEDINGS

Debra Elenson v. Valley Forge Composite Technologies, Inc., a Florida corporation, and Lou Brothers, Civil Action No. 09-45262 CA 20 (Fla. 11 th Jud. Cir.)

On June 19, 2009,  the Company and its president and director Louis J. Brothers were served with a civil complaint naming both of them as defendants. The three-count complaint was filed on June 15, 2009 in circuit court in Miami-Dade County, Florida by shareholder Debra Elenson. The complaint alleges that the defendants committed fraud, violated the Florida Securities and Investor Protection Act (Fla. Stat. §517.301), and made negligent misrepresentations and seeks damages of $330,000 and attorney’s fees.  The complaint alleges that Mr. Brothers misrepresented to Ms. Elenson’s “significant other” the timetable in which the Company’s THOR LVX technology would receive government approvals and thereby induced Ms. Elenson to invest in the Company’s securities on two occasions commencing in 2006.  The Company and Mr. Brothers deny the allegations and intend to respond to the complaint, but they can provide no assurances as to the manner or timing of their responses or as to the possible resolution of the matter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: June 25, 2009	By:	/s/ Louis J. Brothers
Louis J. Brothers
Chief Executive Officer, President, Secretary, Treasurer, and Authorized Officer

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